UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2021

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 21, 2021, the Board of Directors (the “Board”) of Abercrombie & Fitch Co. (the “Company”) adopted and approved an amendment and restatement of the Abercrombie & Fitch Co. Short-Term Cash Incentive Compensation Performance Plan (the “Short-Term Cash Incentive Plan”) in the form of the “Amended and Restated Abercrombie & Fitch Co. Short-Term Cash Incentive Compensation Performance Plan” (as so amended and restated, the “A&R Short-Term Cash Incentive Plan”).

Pursuant to the A&R Short-Term Cash Incentive Plan, the following amendments were made to the Short-Term Cash Incentive Plan:

•Increases the maximum potential annual incentive compensation target opportunity from 150% to 175% of a participating associate’s base salary, such that the A&R Short-Term Cash Incentive Plan now provides that annual incentive compensation targets may be established for participating associates ranging from 5% to 175% of base salary.

•Removes certain plan design alternatives that had been included to comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended, which was eliminated by the amendments to Section 162(m) included within the Tax Cuts and Jobs Act of 2017.

•Expands the definition of performance goals to include, in addition to those business criteria that had been specifically identified in the Short-Term Cash Incentive Plan, any other objective or subjective performance criteria set by the Compensation and Organization Committee of the Board (the “Compensation Committee”).

•Expands the clawback provision to allow the Compensation Committee to clawback payouts under additional circumstances, including pursuant to any clawback policies that may be adopted from time to time by the Compensation Committee or the Board.

The foregoing summary of the amendments to the Short-Term Cash Incentive Plan reflected in the A&R Short-Term Cash Incentive Plan is qualified in its entirety by reference to the complete text of the A&R Short-Term Cash Incentive Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amended and Restated Abercrombie & Fitch Co. Short-Term Cash Incentive Compensation Performance Plan (filed herewith)

104	Cover Page Interactive Data File - the cover page Inline XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated: March 24, 2021	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Senior Vice President, General Counsel and Corporate Secretary